Exhibit 99.1
                                  ------------

         The Group I Mortgage Loans consist of approximately 2,642 fixed-rate Mortgage Loans having an aggregate principal balance as of the Cut-off Date of approximately $353,651,044.48, after application of scheduled payments due on or before the Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The Group II Mortgage Loans consist of approximately 6,871 adjustable-rate Mortgage Loans having an aggregate principal balance as of the Cut-off Date of approximately $946,341,572.42, after application of scheduled payments due on or before the Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The Mortgage Loans have original terms to maturity of not greater than 30 years from the date on which the first payment was due on each Mortgage Loan.

         Each Group I Mortgage Loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

         Each Group II Mortgage Loan accrues interest at a Mortgage Rate that is adjustable.

         Approximately 80.22% of the Group I Mortgage Loans and approximately 78.21% of the Group II Mortgage Loans provide for payment by the mortgagor of a prepayment charge on certain principal prepayments, subject to certain limitations in the related mortgage note and limitations upon collection in the Pooling and Servicing Agreement.

         None of the Mortgage Loans are buydown Mortgage Loans.

GROUP I MORTGAGE LOAN STATISTICS

         The average Principal Balance of the Group I Mortgage Loans at origination was approximately $134,063.78. No Group I Mortgage Loan had a Principal Balance at origination greater than approximately $425,000 or less than approximately $50,000. The average Principal Balance of the Group I Mortgage Loans as of the Cut-off Date was approximately $133,857.32. No Group I Mortgage Loan had a principal balance as of the Cut-off Date greater than approximately $424,528.10 or less than approximately $49,171.34.

         The Group I Mortgage Loans had Mortgage Rates as of the Cut-off Date ranging from approximately 6.400% per annum to approximately 13.750% per annum, and the weighted average Mortgage Rate on the Group I Mortgage Loans was approximately 8.215% per annum.

         The weighted average original loan-to-value ratio of the Group I Mortgage Loans was approximately 79.91%. At origination, no Group I Mortgage Loan had an original loan-to-value ratio greater than approximately 95.00% or less than approximately 16.13%.

         The weighted average remaining term to stated maturity of the Group I Mortgage Loans was approximately 28 years as of the Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to May 2002 or after December 2002, or will have a remaining term to stated maturity of less than approximately 14 years and 7 months or greater than 30 years as of the Cut-off Date. The latest maturity date of any Group I Mortgage Loan is November 2032.

         The Group I Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

                        PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS AT ORIGINATION(1)


      RANGE OF PRINCIPAL BALANCES AT            NUMBER OF     AGGREGATE ORIGINAL PRINCIPAL   % OF AGGREGATE ORIGINAL
             ORIGINATION ($)                 MORTGAGE LOANS             BALANCE                 PRINCIPAL BALANCE
             ---------------                 --------------             -------                 -----------------
      0.01 -  50,000.00...................        47              $     2,350,000.00                0.66%
 50,000.01 - 100,000.00...................       943                   70,786,377.00               19.99
100,000.01 - 150,000.00...................       746                   91,728,795.00               25.90
150,000.01 - 200,000.00...................       448                   77,389,600.00               21.85
200,000.01 - 250,000.00...................       297                   66,069,907.00               18.65
250,000.01 - 300,000.00...................       129                   35,035,971.00                9.89
300,000.01 - 350,000.00...................        23                    7,388,349.00                2.09
350,000.01 - 400,000.00...................         7                    2,617,500.00                0.74
400,000.01 - 450,000.00...................         2                      830,000.00                0.23
                                               -----              ------------------              ------
         Total............................     2,642              $   354,196,499.00              100.00%
                                               =====              ==================              ======

___________________
(1) The average principal balance of the Group I Mortgage Loans as of origination was approximately $134,063.78.


                    PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS AS OF THE CUT-OFF DATE(1)


                                                                                                     % OF AGGREGATE
                                                                   AGGREGATE PRINCIPAL BALANCE      PRINCIPAL BALANCE
      RANGE OF PRINCIPAL BALANCES AS           NUMBER OF          OUTSTANDING AS OF THE CUT-OFF   OUTSTANDING AS OF THE
         OF THE CUT OFF DATE ($)             MORTGAGE LOANS                    DATE                   CUT-OFF DATE
         -----------------------             --------------                    ----                   ------------
      0.01 -  50,000.00...................        50                 $     2,494,007.83                   0.71%
 50,000.01 - 100,000.00...................       949                      71,393,230.56                  20.19
100,000.01 - 150,000.00...................       740                      91,126,595.73                  25.77
150,000.01 - 200,000.00...................       451                      78,038,120.46                  22.07
200,000.01 - 250,000.00...................       292                      65,036,648.65                  18.39
250,000.01 - 300,000.00...................       129                      35,040,239.41                   9.91
300,000.01 - 350,000.00...................        22                       7,080,021.13                   2.00
350,000.01 - 400,000.00...................         7                       2,613,139.12                   0.74
400,000.01 - 450,000.00...................         2                         829,041.59                   0.23
                                               -----                 ------------------                 ------
         Total............................     2,642                 $   353,651,044.48                 100.00%
                                               =====                 ==================                 ======

___________________
(1) The average principal balance of the Group I Mortgage Loans as of the Cut-off Date was approximately $133,857.32.

                      MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS AS OF THE CUT-OFF DATE(1)


                                                                                                     % OF AGGREGATE
                                                                   AGGREGATE PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                               NUMBER OF          OUTSTANDING AS OF THE CUT-OFF   OUTSTANDING AS OF THE
         CURRENT MORTGAGE RATE (%)           MORTGAGE LOANS                    DATE                   CUT-OFF DATE
         -------------------------           --------------                    ----                   ------------
Less than or equal to 6.499...............          2                 $       306,718.19                   0.09%
 6.500 - 6.999............................        109                      19,048,891.09                   5.39
 7.000 - 7.499............................        318                      52,592,069.68                  14.87
 7.500 - 7.999............................        744                     105,230,390.14                  29.76
 8.000 - 8.499............................        345                      42,914,251.94                  12.13
 8.500 - 8.999............................        562                      73,767,118.64                  20.86
 9.000 - 9.499............................        188                      23,186,501.39                   6.56
 9.500 - 9.999............................        204                      21,125,491.86                   5.97
10.000 - 10.499...........................         62                       6,270,841.96                   1.77
10.500 - 10.999...........................         66                       5,493,017.18                   1.55
11.000 - 11.499...........................         17                       1,553,947.84                   0.44
11.500 - 11.999...........................         15                       1,248,965.94                   0.35
12.000 - 12.499...........................          3                         364,607.79                   0.10
12.500 - 12.999...........................          4                         391,345.80                   0.11
13.000 - 13.499...........................          1                          50,977.32                   0.01
13.500 - 13.999...........................          2                         105,907.72                   0.03
                                                -----                 ------------------                 ------
 Total....................................      2,642                 $   353,651,044.48                 100.00%
                                                =====                 ==================                 ======

__________________
(1) The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut-off Date was approximately 8.215% per annum.


                          ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)


                                                                                                     % OF AGGREGATE
                                                                   AGGREGATE PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                               NUMBER OF          OUTSTANDING AS OF THE CUT-OFF   OUTSTANDING AS OF THE
      ORIGINAL LOAN-TO-VALUE RATIO (%)       MORTGAGE LOANS                    DATE                   CUT-OFF DATE
      --------------------------------       --------------                    ----                   ------------
Less than or equal to 30.00...............        19                 $     1,427,489.27                   0.40%
 30.01 -35.00.............................        13                       1,185,067.25                   0.34
 35.01 -40.00.............................        21                       1,726,281.59                   0.49
 40.01 -45.00.............................        27                       3,070,436.89                   0.87
 45.01 -50.00.............................        43                       5,155,207.57                   1.46
 50.01 -55.00.............................        47                       4,502,393.53                   1.27
 55.01 -60.00.............................        81                       9,902,461.54                   2.80
 60.01 -65.00.............................       110                      13,565,846.16                   3.84
 65.01 -70.00.............................       153                      19,625,532.05                   5.55
 70.01 -75.00.............................       243                      31,804,096.29                   8.99
 75.01 -80.00.............................       519                      68,577,472.57                  19.39
 80.01 -85.00.............................       402                      57,494,416.30                  16.26
 85.01 -90.00.............................       929                     129,743,738.24                  36.69
90.01 and over............................        35                       5,870,605.23                   1.66
                                               -----                 ------------------                 ------
 Total....................................     2,642                 $   353,651,044.48                 100.00%
                                               =====                 ==================                 ======

___________________

(1) The weighted average original loan-to-value ratio of the Group I Mortgage Loans as of the Cut-off Date was approximately 79.91%.

             MORTGAGED PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS


                                                                                                     % OF AGGREGATE
                                                                   AGGREGATE PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                               NUMBER OF          OUTSTANDING AS OF THE CUT-OFF   OUTSTANDING AS OF THE
      PROPERTY TYPE                          MORTGAGE LOANS                    DATE                   CUT-OFF DATE
      -------------                          --------------                    ----                   ------------
Single Family Detached....................       2,126                 $   277,004,597.29                  78.33%
Two- to Four-Family.......................         238                      39,997,541.98                  11.31
Planned Unit Development Detached.........         130                      17,823,231.70                   5.04
Condominium...............................          97                      13,021,637.08                   3.68
Planned Unit Development Attached.........          16                       2,254,643.90                   0.64
Single Family Attached....................          16                       1,939,744.99                   0.55
Manufactured Housing......................          19                       1,609,647.54                   0.46
                                                 -----                 ------------------                 ------
 Total....................................       2,642                 $   353,651,044.48                 100.00%
                                                 =====                 ==================                 ======


                       MORTGAGED PROPERTY OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS(1)


                                                                                                     % OF AGGREGATE
                                                                   AGGREGATE PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                               NUMBER OF          OUTSTANDING AS OF THE CUT-OFF   OUTSTANDING AS OF THE
      OCCUPANCY STATUS                       MORTGAGE LOANS                    DATE                   CUT-OFF DATE
      ----------------                       --------------                    ----                   ------------
Owner Occupied............................       2,429                 $   331,233,064.23                  93.66%
Non-Owner Occupied........................         195                      20,012,479.35                   5.66
Second Homes..............................          18                       2,405,500.90                   0.68
                                                 -----                 ------------------                 ------
 Total....................................       2,642                 $   353,651,044.48                 100.00%
                                                 =====                 ==================                 ======

___________________
(1) Occupancy status as represented by the mortgagor at the time of origination.


                      PURPOSE OF THE GROUP I MORTGAGE LOANS


                                                                                                     % OF AGGREGATE
                                                                   AGGREGATE PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                               NUMBER OF          OUTSTANDING AS OF THE CUT-OFF   OUTSTANDING AS OF THE
      PURPOSE                                MORTGAGE LOANS                    DATE                   CUT-OFF DATE
      -------                                --------------                    ----                   ------------
Refinance-Debt Consolidation, Cashout(1)..     1,631                 $   208,938,907.45                  59.08%
Refinance-Debt Consolidation, No Cashout(2)      878                     124,830,744.47                  35.30
Purchase..................................       133                      19,881,392.56                   5.62
                                               -----                 ------------------                 ------
 Total....................................     2,642                 $   353,651,044.48                 100.00%
                                               =====                 ==================                 ======

___________________
(1) Cash proceeds to the borrower exclusive of Debt Consolidation payments exceed 3% of the original Principal Balance of the related Mortgage Loan.
(2) Cash proceeds to the borrower exclusive of Debt Consolidation payments are 3% or less of the original Principal Balance of the related Mortgage Loan.

           GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATING TO THE GROUP I MORTGAGE LOANS(1)


                                                                                                     % OF AGGREGATE
                                                                   AGGREGATE PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                               NUMBER OF          OUTSTANDING AS OF THE CUT-OFF   OUTSTANDING AS OF THE
      LOCATION                               MORTGAGE LOANS                    DATE                   CUT-OFF DATE
      --------                               --------------                    ----                   ------------
Alabama...................................        41                 $     3,653,115.52                   1.03%
Alaska....................................         4                         471,079.58                   0.13
Arizona...................................        56                       5,971,290.52                   1.69
Arkansas..................................         9                         709,144.27                   0.20
California................................       395                      69,109,040.17                  19.54
Colorado..................................        41                       5,935,476.38                   1.68
Connecticut...............................        55                       6,804,306.51                   1.92
Delaware..................................         9                       1,057,769.64                   0.30
Florida...................................       232                      25,470,815.20                   7.20
Georgia...................................        38                       3,955,415.95                   1.12
Hawaii....................................        33                       7,282,579.33                   2.06
Idaho.....................................         4                         292,530.68                   0.08
Illinois..................................        96                      11,660,241.35                   3.30
Indiana...................................        57                       4,803,151.48                   1.36
Iowa......................................        24                       2,240,280.09                   0.63
Kansas....................................        12                       1,207,756.82                   0.34
Kentucky..................................         3                         219,401.47                   0.06
Louisiana.................................        29                       2,635,676.93                   0.75
Maine.....................................        26                       3,130,397.80                   0.89
Maryland..................................        54                       6,981,913.52                   1.97
Massachussetts............................        98                      17,083,996.24                   4.83
Michigan..................................        98                      11,575,758.63                   3.27
Minnesota.................................       113                      15,541,936.84                   4.39
Mississippi...............................        14                       1,354,668.68                   0.38
Missouri..................................        28                       2,586,990.36                   0.73
Montana...................................         2                         212,445.37                   0.06
Nebraska..................................        12                       1,384,444.39                   0.39
Nevada....................................         3                         467,546.72                   0.13
New York..................................       319                      59,501,155.43                  16.82
New Mexico................................        16                       1,694,145.10                   0.48
New Hampshire.............................        14                       1,922,086.84                   0.54
New Jersey................................        80                      13,285,701.17                   3.76
Ohio......................................       110                       9,893,705.97                   2.80
Oklahoma..................................        18                       1,474,426.90                   0.42
Oregon....................................        12                       1,395,476.51                   0.39
Pennsylvania..............................       108                      11,561,922.53                   3.27
Rhode Island..............................        34                       4,589,645.99                   1.30
South Carolina............................         5                         428,886.15                   0.12
Tennessee.................................        19                       1,642,278.83                   0.46
Texas.....................................       223                      19,863,603.35                   5.62
Utah......................................         9                       1,324,638.05                   0.37
Washington................................        60                       7,897,126.38                   2.23
Wisconsin.................................        25                       3,011,499.89                   0.85
Wyoming...................................         4                         365,574.95                   0.10
                                               -----                 ------------------                 ------
 Total....................................     2,642                 $   353,651,044.48                 100.00%
                                               =====                 ==================                 ======

___________________
(1) The greatest ZIP Code geographic concentration of Group I Mortgage Loans was approximately 0.45% in the 11550 ZIP Code.

                      QUALIFYING FICO SCORES FOR THE GROUP I MORTGAGE LOANS AT ORIGINATION(1)


                                                                                                     % OF AGGREGATE
                                                                   AGGREGATE PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                               NUMBER OF          OUTSTANDING AS OF THE CUT-OFF   OUTSTANDING AS OF THE
      QUALIFYING FICO SCORE                  MORTGAGE LOANS                    DATE                   CUT-OFF DATE
      ---------------------                  --------------                    ----                   ------------
500 - 519.................................          11                 $     1,080,026.58                   0.31%
520 - 539.................................          45                       5,869,333.10                   1.66
540 - 559.................................         135                      17,147,405.85                   4.85
560 - 579.................................         162                      21,070,840.83                   5.96
580 - 599.................................         177                      24,745,612.23                   7.00
600 - 619.................................         166                      24,020,336.88                   6.79
620 - 639.................................         433                      57,312,889.79                  16.21
640 - 659.................................         426                      57,273,963.01                  16.20
660 - 679.................................         326                      42,673,673.70                  12.07
680 - 699.................................         296                      41,449,070.05                  11.72
700 - 719.................................         185                      23,400,512.03                   6.62
720 - 739.................................         133                      19,166,269.88                   5.42
740 - 759.................................          76                       9,670,176.19                   2.73
760 - 779.................................          42                       4,955,040.00                   1.40
780 - 799.................................          24                       3,076,368.06                   0.87
800 - 819.................................           4                         615,386.12                   0.17
820 - 839.................................           1                         124,140.18                   0.04
                                                 -----                 ------------------                 ------
      Total...............................       2,642                 $   353,651,044.48                 100.00%
                                                 =====                 ==================                 ======

___________________
(1) The weighted average qualifying FICO score at origination of the Group I Mortgage Loans that had qualifying FICO scores at origination was approximately 649.


                              INCOME DOCUMENTATION OF THE GROUP I MORTGAGE LOANS(1)


                                                                                                     % OF AGGREGATE
                                                                   AGGREGATE PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                               NUMBER OF          OUTSTANDING AS OF THE CUT-OFF   OUTSTANDING AS OF THE
      INCOME DOCUMENTATION                   MORTGAGE LOANS                    DATE                   CUT-OFF DATE
      --------------------                   --------------                    ----                   ------------
Full Documentation........................       1,973                 $   262,929,877.77                  74.35%
Stated Income Documentation...............         505                      67,790,118.78                  19.17
Limited Documentation.....................         164                      22,931,047.93                   6.48
                                                 -----                 ------------------                 ------
 Total....................................       2,642                 $   353,651,044.48                 100.00%
                                                 =====                 ==================                 ======

___________________
(1) For a description of each documentation level, see "The Mortgage Pool--Underwriting Standards" in the Prospectus Supplement.


                             RISK CATEGORIES FOR THE GROUP I MORTGAGE LOANS (RETAIL)


                                                                                                     % OF AGGREGATE
                                                                   AGGREGATE PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                               NUMBER OF          OUTSTANDING AS OF THE CUT-OFF   OUTSTANDING AS OF THE
      CREDIT GRADE (RETAIL)                  MORTGAGE LOANS                    DATE                   CUT-OFF DATE
      ---------------------                  --------------                    ----                   ------------
AAA.......................................       1,489                 $   189,949,795.91                  88.19%
AA........................................         175                      18,806,759.65                   8.73
A.........................................          32                       3,545,784.40                   1.65
B.........................................          33                       3,085,506.17                   1.43
                                                 -----                 ------------------                 ------
 Total....................................       1,729                 $   215,387,846.13                 100.00%
                                                 =====                 ==================                 ======

                            RISK CATEGORIES FOR THE GROUP I MORTGAGE LOANS (WHOLESALE)


                                                                                                     % OF AGGREGATE
                                                                   AGGREGATE PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                               NUMBER OF          OUTSTANDING AS OF THE CUT-OFF   OUTSTANDING AS OF THE
      CREDIT GRADE (WHOLESALE)               MORTGAGE LOANS                    DATE                   CUT-OFF DATE
      ------------------------               --------------                    ----                   ------------
I.........................................       721                 $   110,396,253.34                  79.85%
II........................................        90                      12,990,449.97                   9.40
III.......................................        56                       7,844,003.89                   5.67
IV........................................        37                       5,864,279.81                   4.24
V.........................................         7                         812,683.80                   0.59
VI........................................         2                         355,527.54                   0.26
                                                 ---                 ------------------                 ------
 Total....................................       913                 $   138,263,198.35                 100.00%
                                                 ===                 ==================                 ======


                                ORIGINATION SOURCE OF THE GROUP I MORTGAGE LOANS


                                                                                                     % OF AGGREGATE
                                                                   AGGREGATE PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                               NUMBER OF          OUTSTANDING AS OF THE CUT-OFF   OUTSTANDING AS OF THE
      ORIGINATION SOURCE                     MORTGAGE LOANS                    DATE                   CUT-OFF DATE
      ------------------                     --------------                    ----                   ------------
Retail....................................      1,729                 $   215,387,846.13                  60.90%
Wholesale.................................        913                     138,263,198.35                  39.10
                                                -----                 ------------------                 ------
 Total....................................      2,642                 $   353,651,044.48                 100.00%
                                                =====                 ==================                 ======

GROUP II MORTGAGE LOAN STATISTICS

         The average principal balance of the Group II Mortgage Loans at origination was approximately $137,846.02. No Group II Mortgage Loan had a principal balance at origination greater than approximately $440,640 or less than approximately $50,000. The average principal balance of the Group II Mortgage Loans as of the Cut-off Date was approximately $137,729.82. No Group II Mortgage Loan had a principal balance as of the Cut-off Date greater than approximately $440,364.71 or less than approximately $48,108.75.

         The Group II Mortgage Loans had Mortgage Rates as of the Cut-off Date ranging from approximately 5.850% per annum to approximately 14.990% per annum, and the weighted average Mortgage Rate on the Group II Mortgage Loans was approximately 8.877% per annum. As of the Cut-off Date, the Group II Mortgage Loans had Gross Margins ranging from approximately 5.000% to approximately 7.125%, Minimum Mortgage Rates ranging from approximately 5.850% per annum to approximately 14.990% per annum and Maximum Mortgage Rates ranging from approximately 11.850% per annum to approximately 20.990% per annum. As of the Cut-off Date, the weighted average Gross Margin on the Group II Mortgage Loans was approximately 6.407%, the weighted average Minimum Mortgage Rate on the Group II Mortgage Loans was approximately 8.877% per annum and the weighted average Maximum Mortgage Rate on the Group II Mortgage Loans was approximately 14.877% per annum. The latest first Adjustment Date following the Cut-off Date on any Group II Mortgage Loan occurs in November 2004 and the weighted average next Adjustment Date for all of the Group II Mortgage Loans following the Cut-off Date is September 2004.

         The weighted average original loan-to-value ratio of the Group II Mortgage Loans was approximately 80.12%. At origination, no Group II Mortgage Loan had an original loan-to-value ratio greater than approximately 95.00% or less than approximately 13.70%.

         The weighted average remaining term to stated maturity of the Group II Mortgage Loans was approximately 29 years and 6 months as of the Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to May 2002 or after December 2002, or will have a remaining term to stated maturity of less than approximately 14 years and 7 months or greater than 30 years as of the Cut-off Date. The latest maturity date of any Group II Mortgage Loan is November 2032.

         The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

                        PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS AT ORIGINATION(1)


      RANGE OF PRINCIPAL BALANCES AT            NUMBER OF     AGGREGATE ORIGINAL PRINCIPAL   % OF AGGREGATE ORIGINAL
             ORIGINATION ($)                 MORTGAGE LOANS             BALANCE                 PRINCIPAL BALANCE
             ---------------                 --------------             -------                 -----------------
      0.01 -  50,000.00...................       104              $     5,200,000.00                   0.55%
 50,000.01 - 100,000.00...................     2,240                  168,495,558.00                  17.79
100,000.01 - 150,000.00...................     1,952                  240,285,084.00                  25.37
150,000.01 - 200,000.00...................     1,318                  227,889,369.00                  24.06
200,000.01 - 250,000.00...................       816                  181,363,047.00                  19.15
250,000.01 - 300,000.00...................       391                  107,046,835.00                  11.30
300,000.01 - 350,000.00...................        36                   11,411,294.00                   1.20
350,000.01 - 400,000.00...................         9                    3,320,445.00                   0.35
400,000.01 - 450,000.00...................         5                    2,128,390.00                   0.22
                                               -----              ------------------                 ------
         Total............................     6,871              $   947,140,022.00                 100.00%
                                               =====              ==================                 ======

___________________
(1) The average Principal Balance of the Group II Mortgage Loans as of origination was approximately $137,846.02.


                    PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS AS OF THE CUT-OFF DATE(1)


                                                                                                     % OF AGGREGATE
                                                                   AGGREGATE PRINCIPAL BALANCE      PRINCIPAL BALANCE
 RANGE OF PRINCIPAL BALANCES AS                NUMBER OF          OUTSTANDING AS OF THE CUT-OFF   OUTSTANDING AS OF THE
      OF THE CUT-OFF DATE                    MORTGAGE LOANS                    DATE                   CUT-OFF DATE
      -------------------                    --------------                    ----                   ------------
      0.01 -  50,000.00...................        111                 $     5,540,952.03                   0.59%
 50,000.01 - 100,000.00...................      2,245                     169,193,571.28                  17.88
100,000.01 - 150,000.00...................      1,947                     239,940,926.01                  25.35
150,000.01 - 200,000.00...................      1,319                     228,253,346.23                  24.12
200,000.01 - 250,000.00...................        808                     179,615,669.65                  18.98
250,000.01 - 300,000.00...................        391                     106,952,352.03                  11.30
300,000.01 - 350,000.00...................         36                      11,400,986.10                   1.20
350,000.01 - 400,000.00...................          9                       3,317,076.60                   0.35
400,000.01 - 450,000.00...................          5                       2,126,692.49                   0.22
                                                -----                 ------------------                 ------
         Total............................      6,871                 $   946,341,572.42                 100.00%
                                                =====                 ==================                 ======

___________________
(1) The average Principal Balance of the Group II Mortgage Loans as of the Cut-off Date was approximately $137,729.82.

                      MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS AS OF THE CUT-OFF DATE(1)


                                                                                                     % OF AGGREGATE
                                                                   AGGREGATE PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                               NUMBER OF          OUTSTANDING AS OF THE CUT-OFF   OUTSTANDING AS OF THE
      CURRENT MORTGAGE RATE (%)              MORTGAGE LOANS                    DATE                   CUT-OFF DATE
      -------------------------              --------------                    ----                   ------------
Less than or equal to 6.499...............          38                 $     7,185,683.54                   0.76%
 6.500 - 6.999............................         220                      35,834,516.08                   3.79
 7.000 - 7.499............................         291                      50,224,843.94                   5.31
 7.500 - 7.999............................         868                     145,594,282.36                  15.38
 8.000 - 8.499............................         783                     118,436,188.25                  12.52
 8.500 - 8.999............................       1,639                     223,657,908.33                  23.63
 9.000 - 9.499............................         796                     103,064,475.88                  10.89
 9.500 - 9.999............................       1,006                     126,396,961.28                  13.36
10.000 - 10.499...........................         296                      33,626,163.26                   3.55
10.500 - 10.999...........................         436                      49,822,920.48                   5.26
11.000 - 11.499...........................         148                      16,808,038.32                   1.78
11.500 - 11.999...........................         150                      15,463,332.83                   1.63
12.000 - 12.499...........................          53                       5,568,578.97                   0.59
12.500 - 12.999...........................         103                      10,363,109.30                   1.10
13.000 - 13.499...........................          17                       1,749,543.58                   0.18
13.500 - 13.999...........................          20                       1,982,558.05                   0.21
14.000 - 14.499...........................           3                         200,422.62                   0.02
14.500 - 14.999...........................           4                         362,045.35                   0.04
                                                 -----                 ------------------                 ------
   Total..................................       6,871                 $   946,341,572.42                 100.00%
                                                 =====                 ==================                 ======

___________________

(1) The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Cut-off Date was approximately 8.877% per annum.


                    MAXIMUM MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS(1)


                                                                                                     % OF AGGREGATE
                                                                   AGGREGATE PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                               NUMBER OF          OUTSTANDING AS OF THE CUT-OFF   OUTSTANDING AS OF THE
   MAXIMUM MORTGAGE RATE (%)                 MORTGAGE LOANS                    DATE                   CUT-OFF DATE
   -------------------------                 --------------                    ----                   ------------
11.001 - 12.000...........................          11                 $     1,905,079.85                   0.20%
12.001 - 13.000...........................         270                      45,327,116.81                   4.79
13.001 - 14.000...........................       1,240                     206,878,882.30                  21.86
14.001 - 15.000...........................       2,441                     343,372,002.10                  36.28
15.001 - 16.000...........................       1,732                     219,296,690.14                  23.17
16.001 - 17.000...........................         704                      80,090,224.06                   8.46
17.001 - 18.000...........................         284                      30,246,354.19                   3.20
18.001 - 19.000...........................         150                      15,470,261.29                   1.63
19.001 - 20.000...........................          34                       3,341,954.05                   0.35
20.001 - 21.000...........................           5                         413,007.63                   0.04
                                                 -----                 ------------------                 ------
 Total....................................       6,871                 $   946,341,572.42                 100.00%
                                                 =====                 ==================                 ======

___________________
(1) The weighted average Maximum Mortgage Rate of the Group II Mortgage Loans as of the Cut-off Date was approximately 14.877% per annum.

            MINIMUM MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS(1)


                                                                                                     % OF AGGREGATE
                                                                   AGGREGATE PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                               NUMBER OF          OUTSTANDING AS OF THE CUT-OFF   OUTSTANDING AS OF THE
   MINIMUM MORTGAGE RATE (%)                 MORTGAGE LOANS                    DATE                   CUT-OFF DATE
   -------------------------                 --------------                    ----                   ------------
less than or equal to 6.000...............          11                 $     1,905,079.85                   0.20%
 6.001 - 7.000............................         270                      45,327,116.81                   4.79
 7.001 - 8.000............................       1,240                     206,878,882.30                  21.86
 8.001 - 9.000............................       2,441                     343,372,002.10                  36.28
 9.001 - 10.000...........................       1,732                     219,296,690.14                  23.17
10.001 - 11.000...........................         704                      80,090,224.06                   8.46
11.001 - 12.000...........................         284                      30,246,354.19                   3.20
12.001 - 13.000...........................         150                      15,470,261.29                   1.63
13.001 - 14.000...........................          34                       3,341,954.05                   0.35
14.001 - 15.000...........................           5                         413,007.63                   0.04
                                                 -----                 ------------------                 ------
 Total....................................       6,871                 $   946,341,572.42                 100.00%
                                                 =====                 ==================                 ======

___________________
(1) The weighted average Minimum Mortgage Rate of the Group II Mortgage Loans as of the Cut-off Date was approximately 8.877% per annum.


                                 GROSS MARGINS OF THE GROUP II MORTGAGE LOANS(1)


                                                                                                     % OF AGGREGATE
                                                                   AGGREGATE PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                               NUMBER OF          OUTSTANDING AS OF THE CUT-OFF   OUTSTANDING AS OF THE
   GROSS MARGINS (%)                         MORTGAGE LOANS                    DATE                   CUT-OFF DATE
   -----------------                         --------------                    ----                   ------------
4.010 - 5.009.............................           3                 $       573,191.04                   0.06%
5.010 - 6.009.............................         814                     110,490,908.31                  11.68
6.010 - 7.009.............................       5,652                     793,930,651.13                  83.89
7.010 - 8.009.............................         402                      41,346,821.94                   4.37
                                                 -----                 ------------------                 ------
 Total....................................       6,871                 $   946,341,572.42                 100.00%
                                                 =====                 ==================                 ======

___________________
(1) The weighted average Gross Margin of the Group II Mortgage Loans as of the Cut-off Date was approximately 6.407% per annum.


                             NEXT ADJUSTMENT DATE FOR THE GROUP II MORTGAGE LOANS(1)


                                                                                                     % OF AGGREGATE
                                                                   AGGREGATE PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                               NUMBER OF          OUTSTANDING AS OF THE CUT-OFF   OUTSTANDING AS OF THE
   NEXT ADJUSTMENT DATE                      MORTGAGE LOANS                    DATE                   CUT-OFF DATE
   --------------------                      --------------                    ----                   ------------
April 1, 2004.............................           5                 $       367,993.03                   0.04%
May 1, 2004...............................          16                       2,258,955.58                   0.24
June 1, 2004..............................          85                      11,284,015.83                   1.19
July 1, 2004..............................         154                      22,080,982.69                   2.33
August 1, 2004............................       2,699                     374,130,854.26                  39.53
September 1, 2004.........................       2,405                     332,599,426.03                  35.15
October 1, 2004...........................       1,502                     202,933,445.00                  21.44
November 1, 2004..........................           5                         685,900.00                   0.07
                                                 -----                 ------------------                 ------
 Total....................................       6,871                 $   946,341,572.42                 100.00%
                                                 =====                 ==================                 ======

___________________
(1) The weighted average next Adjustment Date for the Group II Mortgage Loans as of the Cut-off Date is September 2004.

                          ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS(1)



                                                                                                     % OF AGGREGATE
                                                                   AGGREGATE PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                               NUMBER OF          OUTSTANDING AS OF THE CUT-OFF   OUTSTANDING AS OF THE
   ORIGINAL LOAN-TO-VALUE RATIO (%)          MORTGAGE LOANS                    DATE                   CUT-OFF DATE
   --------------------------------          --------------                    ----                   ------------
Less than 30.00...........................          32                 $     2,290,318.67                   0.24%
 30.01 - 35.00............................          17                       1,328,563.34                   0.14
 35.01 - 40.00............................          36                       2,900,990.65                   0.31
 40.01 - 45.00............................          45                       4,988,040.73                   0.53
 45.01 - 50.00............................          64                       7,282,678.35                   0.77
 50.01 - 55.00............................         116                      13,759,365.84                   1.45
 55.01 - 60.00............................         189                      23,246,203.71                   2.46
 60.01 - 65.00............................         320                      40,540,968.27                   4.28
 65.01 - 70.00............................         406                      53,428,253.77                   5.65
 70.01 - 75.00............................         970                     127,484,348.90                  13.47
 75.01 - 80.00............................       1,298                     176,408,064.47                  18.64
 80.01 - 85.00............................       1,443                     202,134,791.42                  21.36
 85.01 - 90.00............................       1,761                     261,958,281.65                  27.68
90.01 and over............................         174                      28,590,702.65                   3.02
                                                 -----                 ------------------                 ------
 Total....................................       6,871                 $   946,341,572.42                 100.00%
                                                 =====                 ==================                 ======

___________________
(1) The weighted average original loan-to-value ratio of the Group II Mortgage Loans as of the Cut-off Date was approximately 80.12%.


             MORTGAGED PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS


                                                                                                     % OF AGGREGATE
                                                                   AGGREGATE PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                               NUMBER OF          OUTSTANDING AS OF THE CUT-OFF   OUTSTANDING AS OF THE
   PROPERTY TYPE                             MORTGAGE LOANS                    DATE                   CUT-OFF DATE
   -------------                             --------------                    ----                   ------------
Single Family Detached....................       5,615                 $   756,559,780.51                  79.95%
Two- to Four-Family.......................         417                      73,501,434.68                   7.77
Planned Unit Development Detached.........         376                      54,562,048.83                   5.77
Condominium...............................         347                      47,707,641.83                   5.04
Planned Unit Development Attached.........          48                       7,150,918.50                   0.76
Manufactured Housing......................          42                       3,749,510.80                   0.40
Single Family Attached....................          26                       3,110,237.27                   0.33
                                                 -----                 ------------------                 ------
 Total....................................       6,871                 $   946,341,572.42                 100.00%
                                                 =====                 ==================                 ======


                       MORTGAGED PROPERTY OCCUPANCY STATUS OF THE GROUP II MORTGAGE LOANS(1)


                                                                                                     % OF AGGREGATE
                                                                   AGGREGATE PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                               NUMBER OF          OUTSTANDING AS OF THE CUT-OFF   OUTSTANDING AS OF THE
   OCCUPANCY STATUS                          MORTGAGE LOANS                    DATE                   CUT-OFF DATE
   ----------------                          --------------                    ----                   ------------
Owner Occupied............................       6,442                 $   896,515,387.91                  94.73%
Non Owner Occupied........................         397                      45,662,072.70                   4.83
Second Home...............................          32                       4,164,111.81                   0.44
                                                 -----                 ------------------                 ------
 Total....................................       6,871                 $   946,341,572.42                 100.00%
                                                 =====                 ==================                 ======

___________________
(1) Occupancy status as represented by the mortgagor at the time of origination.

                     PURPOSE OF THE GROUP II MORTGAGE LOANS


                                                                                                     % OF AGGREGATE
                                                                   AGGREGATE PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                               NUMBER OF          OUTSTANDING AS OF THE CUT-OFF   OUTSTANDING AS OF THE
   PURPOSE                                   MORTGAGE LOANS                    DATE                   CUT-OFF DATE
   -------                                   --------------                    ----                   ------------
Refinance-Debt Consolidation, Cashout(1)..      3,969                 $   525,943,501.68                  55.58%
Refinance-Debt Consolidation, No Cashout(2)     2,170                     313,090,914.66                  33.08
Purchase..................................        732                     107,307,156.08                  11.34
                                                -----                 ------------------                 ------
 Total....................................      6,871                 $   946,341,572.42                 100.00%
                                                =====                 ==================                 ======

___________________
(1) Cash proceeds to the borrower exclusive of Debt Consolidation payments exceed 3% of the original Principal Balance of the related Mortgage Loan.
(2) Cash proceeds to the borrower exclusive of Debt Consolidation payments are 3% or less of the original Principal Balance of the related Mortgage Loan.

          GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATING TO THE GROUP II MORTGAGE LOANS(1)


                                                                                                     % OF AGGREGATE
                                                                   AGGREGATE PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                               NUMBER OF          OUTSTANDING AS OF THE CUT-OFF   OUTSTANDING AS OF THE
   LOCATION                                  MORTGAGE LOANS                    DATE                   CUT-OFF DATE
   --------                                  --------------                    ----                   ------------
Alabama...................................         69                 $     6,148,258.42                   0.65%
Alaska....................................         19                       3,008,317.77                   0.32
Arizona...................................        265                      28,703,955.78                   3.03
Arkansas..................................          8                         774,746.34                   0.08
California................................      1,003                     183,015,631.25                  19.34
Colorado..................................        163                      25,277,768.75                   2.67
Connecticut...............................        147                      20,559,637.09                   2.17
Delaware..................................          9                       1,149,275.77                   0.12
Florida...................................        444                      50,304,175.09                   5.32
Georgia...................................        141                      16,928,019.09                   1.79
Hawaii....................................         17                       3,683,536.40                   0.39
Idaho.....................................         17                       1,994,252.29                   0.21
Illinois..................................        506                      69,137,850.58                   7.31
Indiana...................................        127                      11,306,359.65                   1.19
Iowa......................................        141                      13,125,484.42                   1.39
Kansas....................................         39                       3,654,937.57                   0.39
Kentucky..................................         17                       1,719,668.64                   0.18
Louisiana.................................         45                       4,646,316.13                   0.49
Maine.....................................         43                       4,995,564.44                   0.53
Maryland..................................         88                      13,093,368.23                   1.38
Massachussetts............................        384                      66,272,298.60                   7.00
Michigan..................................        391                      41,721,020.06                   4.41
Minnesota.................................        337                      47,888,781.33                   5.06
Mississippi...............................         21                       1,989,265.21                   0.21
Missouri..................................        151                      13,793,553.69                   1.46
Montana...................................          4                         355,053.83                   0.04
Nebraska..................................         21                       1,763,438.87                   0.19
Nevada....................................         64                       9,490,446.52                   1.00
New Mexico................................         49                       5,549,017.88                   0.59
New Hampshire.............................         37                       5,113,784.66                   0.54
New Jersey................................        300                      48,782,858.53                   5.15
New York..................................        440                      85,115,500.35                   8.99
Ohio......................................        208                      21,137,220.79                   2.23
Oklahoma..................................         35                       3,289,319.83                   0.35
Oregon....................................         44                       6,681,600.12                   0.71
Pennsylvania..............................        172                      16,586,605.03                   1.75
Rhode Island..............................         89                      11,783,565.97                   1.25
South Dakota..............................          1                          71,144.14                   0.01
South Carolina............................         14                       1,621,871.35                   0.17
Tennessee.................................         32                       2,920,737.15                   0.31
Texas.....................................        447                      45,849,491.58                   4.84
Utah......................................         58                       7,894,657.40                   0.83
Vermont...................................          4                         365,671.67                   0.04
Washington................................        199                      30,449,736.19                   3.22
Wisconsin.................................         41                       4,715,156.18                   0.50
Wyoming...................................         20                       1,912,651.79                   0.20
                                                -----                 ------------------                 ------
      Total...............................      6,871                 $   946,341,572.42                 100.00%
                                                =====                 ==================                 ======

___________________
(1) The greatest ZIP Code geographic concentration of Group II Mortgage Loans was approximately 0.23% in the 94565 ZIP Code.

                     QUALIFYING FICO SCORES FOR THE GROUP II MORTGAGE LOANS AT ORIGINATION(1)


                                                                                                     % OF AGGREGATE
                                                                   AGGREGATE PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                               NUMBER OF          OUTSTANDING AS OF THE CUT-OFF   OUTSTANDING AS OF THE
   QUALIFYING FICO SCORE                     MORTGAGE LOANS                    DATE                   CUT-OFF DATE
   ---------------------                     --------------                    ----                   ------------
500 - 519.................................         242                 $    28,706,127.86                   3.03%
520 - 539.................................         634                      80,037,586.38                   8.46
540 - 559.................................       1,122                     151,657,913.97                  16.03
560 - 579.................................       1,084                     143,213,818.79                  15.13
580 - 599.................................         974                     133,038,235.31                  14.06
600 - 619.................................         732                     102,027,251.70                  10.78
620 - 639.................................         900                     132,891,897.39                  14.04
640 - 659.................................         538                      78,553,193.34                   8.30
660 - 679.................................         291                      43,404,190.96                   4.59
680 - 699.................................         186                      27,133,190.06                   2.87
700 - 719.................................          78                      11,818,400.45                   1.25
720 - 739.................................          47                       7,441,661.68                   0.79
740 - 759.................................          27                       4,033,026.62                   0.43
760 - 779.................................          13                       1,997,233.77                   0.21
780 - 799.................................           1                          98,866.70                   0.01
800 - 819.................................           2                         288,977.44                   0.03
                                                 -----                 ------------------                 ------
      Total...............................       6,871                 $   946,341,572.42                 100.00%
                                                 =====                 ==================                 ======

___________________
(1) The weighted average qualifying FICO score at origination of the Group II Mortgage Loans that had qualifying FICO scores at origination was approximately 596.


             INCOME DOCUMENTATION OF THE GROUP II MORTGAGE LOANS(1)


                                                                                                     % OF AGGREGATE
                                                                   AGGREGATE PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                               NUMBER OF          OUTSTANDING AS OF THE CUT-OFF   OUTSTANDING AS OF THE
   INCOME DOCUMENTATION                      MORTGAGE LOANS                    DATE                   CUT-OFF DATE
   --------------------                      --------------                    ----                   ------------
Full Documentation........................       4,895                 $   668,256,331.66                  70.61%
Stated Income Documentation...............       1,615                     226,124,290.27                  23.89
Limited Documentation.....................         361                      51,960,950.49                   5.49
                                                 -----                 ------------------                 ------
 Total....................................       6,871                 $   946,341,572.42                 100.00%
                                                 =====                 ==================                 ======

___________________
(1) For a description of each documentation level, see "The Mortgage Pool--Underwriting Standards" in the Prospectus Supplement.

                    RISK CATEGORIES FOR THE GROUP II MORTGAGE LOANS (RETAIL)


                                                                                                     % OF AGGREGATE
                                                                   AGGREGATE PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                               NUMBER OF          OUTSTANDING AS OF THE CUT-OFF   OUTSTANDING AS OF THE
   CREDIT GRADE (RETAIL)                     MORTGAGE LOANS                    DATE                   CUT-OFF DATE
   ---------------------                     --------------                    ----                   ------------
AAA.......................................         865                 $   119,320,586.40                  23.20
AA........................................       1,380                     178,018,487.14                  34.61
A.........................................         627                      82,227,382.89                  15.99%
B.........................................         768                      88,221,367.83                  17.15
C.........................................         349                      44,332,980.60                   8.62
D.........................................          23                       2,192,189.52                   0.43
                                                 -----                 ------------------                 ------
 Total....................................       4,012                 $   514,312,994.38                 100.00%
                                                 =====                 ==================                 ======


                           RISK CATEGORIES FOR THE GROUP II MORTGAGE LOANS (WHOLESALE)


                                                                                                     % OF AGGREGATE
                                                                   AGGREGATE PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                               NUMBER OF          OUTSTANDING AS OF THE CUT-OFF   OUTSTANDING AS OF THE
   CREDIT GRADE (WHOLESALE)                  MORTGAGE LOANS                    DATE                   CUT-OFF DATE
   ------------------------                  --------------                    ----                   ------------
I.........................................       1,903                 $   287,275,092.25                  66.49%
II........................................         297                      45,486,712.19                  10.53
III.......................................         321                      50,177,192.31                  11.61
IV........................................         190                      27,464,708.57                   6.36
V.........................................         113                      17,087,157.85                   3.96
VI........................................          35                       4,537,714.87                   1.05
                                                 -----                 ------------------                 ------
 Total....................................       2,859                 $   432,028,578.04                 100.00%
                                                 =====                 ==================                 ======



                        ORIGINATION SOURCE OF THE GROUP II MORTGAGE LOANS


                                                                                                     % OF AGGREGATE
                                                                   AGGREGATE PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                               NUMBER OF          OUTSTANDING AS OF THE CUT-OFF   OUTSTANDING AS OF THE
   ORIGINATION SOURCE                        MORTGAGE LOANS                    DATE                   CUT-OFF DATE
   ------------------                        --------------                    ----                   ------------
Retail....................................      4,012                 $   514,312,994.38                  54.35%
Wholesale.................................      2,859                     432,028,578.04                  45.65
                                                -----                 ------------------                 ------
 Total....................................      6,871                 $   946,341,572.42                 100.00%
                                                =====                 ==================                 ======